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                                                                       EXHIBIT D
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AT THE TIME OF THIS WARRANT CERTIFICATE, NEITHER THE RIGHTS REPRESENTED BY THIS
WARRANT CERTIFICATE NOR THE SHARES EXERCISABLE UPON THE EXERCISE HEREOF HAVE
BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN APPLICABLE EXEMPTION THEREFROM, UPON THE OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                       HOME SECURITY INTERNATIONAL, INC.

                       Warrant to Purchase Common Stock
                       --------------------------------

     This Warrant Certificate certifies that INTERNATIONAL HOME SECURITY INVESTMENTS LIMITED, a British Virgin Islands company ("Holder"), is the
                                                        ------
registered holder of 200,000 warrants (the "Warrants") to purchase shares of
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Common Stock, U.S. $.001 par value per share (the "Shares"), of HOME SECURITY
                                                   ------
INTERNATIONAL, INC., a Delaware corporation (the "Company"), on the terms and
                                                  -------
subject to the conditions set forth below. Each Warrant entitles Holder, upon exercise, to receive from the Company one share (the "Conversion Ratio") of
                                                      ----------------
fully paid, nonassessable Common Stock of the Company for U.S. $13.00 (the "Warrant Exercise Price").
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                                  DEFINITIONS
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     SECTION I.  Definitions.  The following words and terms as used in this
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Warrant Certificate shall have the following meanings:

     "Affiliate" means, with respect to a Person, any other Person that,
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directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person.

     "Board" means the Board of Directors of the Company.
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     "Business Day" means a day other than a Saturday, a Sunday or a day on
      ------------
which banking institutions in the City of New York are authorized or obligated by law or required by executive order to be closed.

     "Common Stock", when used with reference to stock of the Company, means all
      ------------
shares now or hereafter authorized of any class of the common stock of the Company.

     "Convertible Securities" shall mean any securities issued by the Company
      ----------------------
after the date hereof which are convertible into, or exchangeable for, directly or indirectly, shares of Common Stock.
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     "Person" means a domestic or foreign individual or corporation,
      ------
partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as the same may be
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amended from time to time, and the regulations thereunder.

     "Trading Day" shall mean any day on which the American Stock Exchange is
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open for trading on a regular basis.

     SECTION II.  Termination of Warrants.  All of the Warrants evidenced by
                  -----------------------
this Warrant Certificate shall be fully vested and exercisable as of the date hereof. The Warrants represented by this Warrant Certificate may not be exercised after 5:00 p.m., Chicago, Illinois local time, on the fifth anniversary of the date hereof (October 1, 2004) and, to the extent not exercised on or before 5:00 p.m., Chicago, Illinois, local time, on such date, such Warrants shall become void.

     SECTION III.   Exercise of Warrant.  Subject to the terms and conditions
                    -------------------
hereof, the Warrants may be exercised by Holder, at any time after the date hereof, in blocks of not less than twenty five thousand (25,000) shares, by (i) delivery of a written notice to the Company, in the form of the Subscription Notice attached as Exhibit A hereto, (ii) payment by Holder to the Company of an
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amount equal to the Warrant Exercise Price times the number of Warrants so exercised (plus any applicable issue or transfer taxes) in cash or by certified or official bank check in immediately available funds, (iii) the surrender of this Warrant Certificate, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to Holder) and (iv) delivery to the Company by Holder of a letter in the form of Exhibit B hereto, provided however, that Holder may not
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exercise any portion of the Warrants more than twice in any calendar quarter without the prior written consent of the Chief Executive Officer of the Company, which shall not be unreasonably withheld. Upon the Business Day following each exercise of Holder's rights to purchase Shares, Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Shares shall not then have been actually delivered to Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to Holder a certificate or certificates for the Shares issuable upon such exercise, registered in the name of Holder or its designee. If, at the time of exercise, Holder has not elected to exercise all Warrants that have not already been previously exercised pursuant to the terms of this Warrant Certificate, upon the Company's receipt of each of the documents referred to in this Section III, in addition to the issuance of a stock certificate representing the Shares, including any legends restricting the transfer of such Shares under the Securities Act, issuable upon exercise of the Warrants, the Company shall issue a new Warrant Certificate to Holder, on the same terms as set forth herein, representing the number of Warrants that have not been previously exercised. Fractional shares of Common Stock shall not be issued upon the exercise of the Warrants. In lieu thereof, the Company shall pay Holder cash in an amount equal to such fractional share interest multiplied by the closing price of a share of Common Stock as of the date of exercise.

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     SECTION IV.  Covenants as to Common Stock.  The Company covenants and
                  ----------------------------
agrees that all Shares which may be issued upon the exercise of any Warrant represented by this Warrant Certificate will, upon issuance and payment of the Warrant Exercise Price applicable to such Shares, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the any portion of this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the entire outstanding portion of this Warrant Certificate and that the par value of said Shares will at all times be less than or equal to the applicable Warrant Exercise Price.

     SECTION V.  Reorganization, Reclassification, Issuance of Additional Shares
                 ---------------------------------------------------------------
of Common Stock, Etc. (a)  In case of any capital reorganization, or of any
--------------------
reclassification of the capital stock, of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other corporation or entity (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other person), or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Warrant Certificate shall, after such capital reorganization, reclassification of capital stock, consolidation, merger or sale, entitle Holder to purchase the kind and number of shares of stock or other securities or property of the Company, or of the corporation or entity resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder hereof would have been entitled if it had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of Holder hereunder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the number or class of shares purchasable upon the exercise of this Warrant Certificate) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets shall assume by written instrument executed and mailed or delivered to Holder at the address of Holder appearing on the books of the Company, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to purchase.

     SECTION VI.  Antidilution Provisions.  (a) The Conversion Ratio shall be
                  -----------------------
subject to adjustment from time to time as provided in this Section VI. For purposes of this Section VI, the term "Common Stock" includes the Shares and any
                                       ------------
other class of equity interest in the Company having no preference over the Shares as to distributions which may be authorized in the future by an amendment to the Company's Certificate of Incorporation. (b) In case the Company shall, at any time after the date this Warrant Certificate was first issued, with respect to all of the holders of its outstanding Common Stock (i) declare a dividend on the outstanding Common Stock payable in shares or rights to acquire shares of its Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or

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